UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
 of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  April 27, 2022

Ventas, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-10989	61-1055020
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

353 N. Clark Street, Suite 3300 Chicago, Illinois 60654
(Address of principal executive offices, including zip code)

(877) 483-6827

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.25 par value	VTR	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

The Annual Meeting of Stockholders (the “Annual Meeting”) of Ventas, Inc. (the “Company”) was held on April 27, 2022. Represented at the Annual Meeting were 356,871,950 shares, or 89%, of the Company’s 399,549,265 shares of common stock outstanding and entitled to vote at the Annual Meeting.

Proxies for the Annual Meeting were solicited pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended. Set forth below are the voting results for the proposals considered and voted upon at the Annual Meeting, all of which were described in the Company’s definitive Proxy Statement, filed with the Securities and Exchange Commission on March 29, 2022.

Proposal 1:     To elect 11 directors to terms expiring at the 2023 Annual Meeting of Stockholders

Nominee	Votes For	Votes Withheld
Melody C. Barnes	338,648,734	4,742,851
Debra A. Cafaro	307,916,419	35,475,166
Michael J. Embler	310,725,070	32,666,515
Matthew J. Lustig	336,639,704	6,751,881
Roxanne M. Martino	331,690,722	11,700,863
Marguerite M. Nader	340,769,848	2,621,737
Sean P. Nolan	325,157,710	18,233,875
Walter C. Rakowich	338,755,117	4,436,468
Robert D. Reed	336,228,690	7,162,895
James D. Shelton	282,240,363	59,236,108
Maurice S. Smith	340,704,408	2,687,177

Proposal 2:     To approve, on an advisory basis, the compensation of the Company’s Named Executive Officers

Votes For	Votes Against	Votes Abstained	Broker Non-Vote
167,788,818	157,398,634	18,204,122	13,480,376

Proposal 3:     To approve the Ventas, Inc. 2022 Incentive Plan

Votes For	Votes Against	Votes Abstained	Broker Non-Vote
322,237,110	20,260,594	893,870	13,480,376

Proposal 4:     To ratify the selection of KPMG LLP as the Company’s independent registered public accounting firm for the 2022 fiscal year

Votes For	Votes Against	Votes Abstained	Broker Non-Vote
354,821,091	1,447,702	603,157	—

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VENTAS, INC.

By	/s/ Carey S. Roberts
Carey S. Roberts
Executive Vice President, General Counsel and Ethics and Compliance Officer

Date: May 2, 2022